SCHEDULE 14A INFORMATION

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Federated MDT Equity Trust

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The Meeting Has Adjourned But We Still Need Your Response!

Federated Clover Value Fund

PLEASE VOTE NOW – EVERY VOTE COUNTS

Recently, we sent you proxy materials regarding the Special Meeting of Shareholders of the Federated Clover Value Fund that was scheduled for November 6, 2017. The Fund’s records indicate that we have not received your voting instructions. Your immediate response is needed on the important matters to be decided at the Special Meeting of Shareholders that has been adjourned to November 27, 2017.

Voting is quick and will only take a few minutes of your time.

The Fund offers three easy methods for you to vote:

VOTE ONLINE	VOTE BY MAIL	VOTE BY PHONE
Visit www.proxyvote.com and enter the control number that appears on your proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage-paid envelope provided so it is received by November 26, 2017.

Call 1-833-501-4839 Monday through Friday, 9:00am to 10:00pm, Eastern Time to speak with a proxy specialist.

OR

If you have your proxy materials, call the number on your card and follow the touch-tone prompts to vote.

To speak with a live agent and vote please call:

1- 833-501-4839

THANK YOU FOR VOTING.

FEDERATED FUNDS

SPECIMEN

FEDERATED FUNDS

2017 Special Meeting

November 27, 2017

Important proxy voting material is ready for your action.

Click here to vote now via ProxyVote.com

Vote By
November 26, 2017 11:59 PM ET

Control Number:  0123456789012345

Important

Materials

  Proxy Statement

  Summary Prospectus

  Reminder Notice

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SPECIMEN

SPECIMEN

FEDERATED FUNDS

2017 Special Meeting

November 27, 2017

According to our latest records, we have not received your voting instructions!

Important proxy voting material is ready for your action.

Three

Ways to Vote

Now via ProxyVote

At the Meeting

By Phone 1.800.454.8683

Vote By
November 26, 2017 11:59 PM ET

Control Number:  0123456789012345

Account Number: 3456789012345678901

Important

Materials

  Proxy Statement

  Summary Prospectus

  Adjournment Notice

For holders as of September 6, 2017
CUSIP: 313900508

(c)1997 - 2017 Broadridge Financial Solutions, Inc.
ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions, Inc.
CUSIP is a registered trademark of the American Bankers Association

All other registered marks belong to their respective owners.
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DRAFT – Federated Funds Proxylite Script

Hello, this is Steve Auth, Chief Investment Officer of Global Equities at Federated Investors.

I’m calling to ask you for your vote for the upcoming Special Meeting of Shareholders of the Federated Clover Value Fund that will now be held on November 27, 2017 regarding an important proposal.

As a shareholder, your participation in this vote is urgently needed.

You can vote now by pressing 1 to be connected with a Broadridge Investor Communication Solutions proxy specialist, or if this message is on your voicemail, you may call 1-833-501-4839 to vote. Broadridge can also assist in providing you with new materials or answering questions relating to the proxy.

Proxy materials have been mailed to you and include instructions on how to easily vote your shares by mail or online.

Please vote. Regardless of the number of shares that you may own, your vote is critical.

Thank you for your time and your vote.